                                                                      EXHIBIT 99

                               TRANSCANADA CAPITAL

               CASH TRANSACTIONS - ADMINISTRATIVE TRUSTEE'S REPORT

3/31/03     Receipt of Interest on TransCanada PipeLines Limited 8.75%    $3,500,196.88
            Junior Subordinated Debentures due July 24, 2045

3/31/03     Funds disbursed to Holders of TransCanada Capital             $3,500,196.88
            Cumulative Trust Originated Preferred Securities and
            Common Stock

Dated: April 30, 2003

By: THE BANK OF NEW YORK
As Administrative Trustee

By: /s/ VANESSA MACK
    ------------------------------
    Vanessa Mack
    Assistant Vice-President



                                  END OF FILING